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                            Sentinel Estate Provider

      Supplement dated October 28, 2005 to the Prospectus dated May 2, 2005

PROPOSED SUBSTITUTION
On or about October 28, 2005, National Life Insurance Company ("National Life") filed an application with the Securities and Exchange Commission seeking an order to approve a substitution of shares of the Fidelity VIP Index 500 Portfolio for shares of the Sentinel Variable Products Growth Index Fund. If the appropriate approvals are obtained, the substitution is expected to occur on or about May 1, 2006. After the substitution, the Sentinel Variable Products Growth Index Fund will no longer be an available investment option. Information about the Fidelity VIP Index 500 Portfolio, which is a currently available investment option, is contained in the current prospectus, as amended.

From the date of this supplement until the date of the proposed substitution, you may make one transfer of all amounts under your Contract invested in the Sentinel Variable Products Growth Index Fund to another subaccount available under your Contract without that transfer counting as a "free" transfer permitted under the Contract. If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing them of the fact and details of the substitution.

PROMOTIONS
National Life Insurance Company may offer special promotions from time to time, such as discounted premiums and other incentives. Contact us for information on any current promotions.

NAME CHANGE
All references to the AIM V.I. Health Sciences Fund are deleted and replaced with references to the AIM V.I. Global Health Care Fund.



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